Exhibit 99.1

________________________________________

PPL ENERGY SUPPLY, LLC,
as Issuer

PPL CORPORATION,
as Guarantor

to

JPMORGAN CHASE BANK,
as Trustee
_________

First Supplemental Indenture

Dated as of November 12, 2004

2 5/8% Convertible Senior Notes due 2023
 __________________________________________

TABLE OF CONTENTS (1)
		Page
	ARTICLE 1
	THE SECURITIES

Section 1.01	Purchase of Securities at the Option of Holders Only in Cash and Related Provisions	1
Section 1.02	Net Cash Settlement	2
Section 1.03	References to Settlement with Common Stock	3
Section 1.04	Deletion of Event of Default Provision	3
Section 1.05	Legend	3
	ARTICLE 2
	MISCELLANEOUS PROVISIONS

Section 2.01	Recitals by Company	4
Section 2.02	Ratification and Incorporation of Original Indenture	4
Section 2.03	Definitions Incorporated	4

__________________________________________

(1) This Table of Contents does not constitute part of the Indenture or have any bearing upon the interpretation of any of its terms and provisions.

     THIS FIRST SUPPLEMENTAL INDENTURE is made as of the 12th day of November 2004, among PPL ENERGY SUPPLY, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at Two North Ninth Street, Allentown, Pennsylvania 18101, as issuer, PPL Corporation, a Pennsylvania corporation (the "Guarantor"), as guarantor, and JPMorgan Chase Bank, a New York banking corporation, having its principal corporate trust office at 4 New York Plaza, New York, New York 10004, as Trustee (herein called the "Trustee").

RECITAL

     The Company and the Guarantor have heretofore entered into an Indenture, dated as of May 21, 2003 with the Trustee (the "Original Indenture").

     The Company has heretofore issued in accordance with the provisions of the Original Indenture, and now has outstanding, its 2 5/8% Convertible Senior Notes due 2023 (herein called the "Securities") in the aggregate principal amount of $400,000,000.

     The Original Indenture provides that the Company and the Guarantor may enter into a supplemental indenture to surrender any right or power therein conferred upon the Company or the Guarantor by the Original Indenture upon the satisfaction of certain conditions provided in the Original Indenture. Further, the Original Indenture provides that certain provisions may be eliminated with the consent of the Holders of not less than a majority in aggregate principal amount of the outstanding Securities.

     The Company and the Guarantor desire to enter into this First Supplemental Indenture to (i) surrender several rights of the Company (without requiring the consent of any Holders of the Securities) pursuant to Section 1401(b) of the Original Indenture and (ii) eliminate a provision of the Original Indenture (with the consent of the Holders of not less than a majority in aggregate principal amount of the outstanding Securities) pursuant to Section 1402 of the Original Indenture.

     All conditions necessary to authorize the execution and delivery of this First Supplemental Indenture and to make it a valid and binding obligation of the Company and the Guarantor have been done or performed.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and other good and valuable consideration, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

ARTICLE 1

     Section 1.01   Purchase of Securities at the Option of Holders Only in Cash and Related Provisions. Section 501 shall be amended to delete the text contained in clauses and subclauses (b), (c), (d)(2), (d)(3) and (e)(1)d. and to replace such text with "(b) Reserved.", "(c) Reserved.", "(2) Reserved;", "(3) Reserved;", "d. Reserved; and", respectively, and to delete the phrase "or shares of Common Stock" in the second to last paragraph of clause (e).

     Section 503 shall be amended to delete the text contained in the fourth line of clause (b) ", or arrange for delivery of shares of Common Stock (in the case of a Purchase Date)" and to delete the last sentence of such clause (b).

     Section 901 shall be amended to delete the text contained in the first sentence of the first paragraph "Sections 501 and 1101" and to replace such text with "Section 1101".

     The first paragraph of Section 1105 shall be amended to delete the text contained in the first sentence of the first paragraph "or Section 501" and the second paragraph of Section 1105 shall be amended to delete the text appearing twice, "Sections 501 and 1101", and to replace such text in both instances with "Section 1101".

     Section 1.02  Net Cash Settlement. Section 1102 shall be amended to delete the first five sentences of the fourth paragraph in their entirety and to add the following in its place:

"In the event that a Holder elects to convert all or any portion of a Security into shares of Common Stock as set forth in Section 1101, the Company will deliver the following in respect of each Security to be converted:

       (1) an amount in cash equal to the lesser of (i) the product of the (x) the Applicable Stock Price and (y) the Conversion Rate in effect on the Conversion Date (such product, the "Conversion Value") or (ii) the principal amount of the Security (the "Principal Amount");

       (2) if the Conversion Value of the Security is greater than the Principal Amount (such difference, the "Conversion Premium"), an amount in whole shares (the "Net Shares") determined as the Conversion Premium divided by the Applicable Stock Price, provided, that the Company may at its option elect to deliver (i) an amount in cash equal to the Conversion Premium or (ii) a combination of cash and a portion of Net Shares in an amount equal to the Conversion Premium, in each case (i) and (ii), in lieu of only Net Shares; and

       (3) an amount in cash in lieu of any fractional Net Shares.

The Company shall notify the Trustee and the Conversion Agent of the Conversion Value, Principal Amount, Conversion Premium, and Net Share amount and whether the Company has elected to settle the Conversion Premium by delivery of only Net Shares, the payment of only cash or a combination of a portion of Net Shares and cash in accordance with this paragraph promptly after the determination of the amounts thereof. As soon as practicable after the Conversion Date and the determination of the items specified in the immediately preceding sentence, the Company shall deliver the shares of Common Stock and/or make the cash payments pursuant to the terms of this Indenture."

     Section 1.03  References to Settlement with Common Stock. The following shall be added as Section 1116 to Article Eleven:

"Section 1116. References to Settlement with Common Stock. For the avoidance of doubt, any provision of this Indenture or the form of any Securities (i) which references the delivery or issuance of shares of Common Stock by the Company or the Guarantor pursuant to Section 501 shall be inapplicable (to the extent such provision relates to the delivery or issuance of shares of Common Stock) or (ii) which references the delivery or issuance of shares of Common Stock by the Company or the Guarantor upon a conversion of the Securities shall be applicable only to the extent that the Company or the Guarantor elect to settle the Conversion Premium with Net Shares."

     Section 1.04  Deletion of Event of Default Provision. Section 1102 shall further be amended to delete the last sentence of the fourth paragraph therein.

     Section 1.05  Legend. (a) Any certificate evidencing a Security (and all Securities issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

"THIS NOTE IS GOVERNED BY THE INDENTURE AS AMENDED BY THE FIRST SUPPLEMENTAL INDENTURE AND REFERENCE IS HEREBY MADE TO THE TERMS OF THE FIRST SUPPLEMENTAL INDENTURE WHICH AMEND CERTAIN PROVISIONS OF THIS NOTE."

     (b) The Company shall arrange for the affixation of, and the Trustee is hereby instructed at the expense of the Company to affix, the legend contained in paragraph (a) above to each certificate currently outstanding evidencing a Security.

ARTICLE 2
MISCELLANEOUS PROVISIONS

     Section 2.01  Recitals by Company. The recitals in this First Supplemental Indenture are made by the Company and the Guarantor only and not by the Trustee, the Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture and all of the provisions contained in the Original Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of the Securities and this First Supplemental Indenture as fully and with like effect as if set forth herein full.

     Section 2.02  Ratification and Incorporation of Original Indenture. As supplemented hereby, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this First Supplemental Indenture shall be read, taken and construed as one and the same instrument.

     Section 2.03  Definitions Incorporated. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Original Indenture.

_________________________

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, and their respective seals to be hereunto affixed and attested, all as of the day and year first above written.

PPL ENERGY SUPPLY, LLC
	By:	/s/ James E. Abel Name: James E. Abel Title: Vice President and Treasurer
[SEAL]

ATTEST:

/s/ Diane M. Koch Name: Diane M. Koch Title: Assistant Secretary	PPL CORPORATION

	By:	/s/ James E. Abel James E. Abel Title: Vice President - Finance and Treasurer
[SEAL]

ATTEST:

/s/ Diane M. Koch Name: Diane M. Koch Title: Assistant Secretary	JPMORGAN CHASE BANK,
as Trustee
	By:	/s/ Alfia Monastra Name: Alfia Monastra Title: Vice President
[SEAL]

ATTEST:

/s/ Taeko Fukaishi Name: Taeko Fukaishi Title: Assistant Vice President